UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

UNITED TECHNOLOGIES CORPORATION

(exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events

On February 3, 2004, United Technologies Corporation issued a press release announcing that two vice presidents were designated to assume the duties of Stephen F. Page as Chief Financial Officer following his retirement on April 14, 2004. James E. Geisler has been named vice president, finance. Gregory J. Hayes has been named vice president, accounting and control.

Item 7.    Exhibits

The following press release is annexed as an Exhibit:

Exhibit Number	Description
99.1	Press release, dated February 3, 2004, issued by United Technologies Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: February 4, 2004	By:	/s/ Debra A. Valentine

Debra A. Valentine Vice President, Secretary and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description	Page

99.1	Press release, dated February 3, 2004, issued by United Technologies Corporation	1